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                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

                                 EXHIBIT NO. 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements, File No. 33-39113 and File No. 33-54357.





                                                   ARTHUR ANDERSEN LLP





Milwaukee, Wisconsin,
September 25, 1995.